ABLEAUCTIONS.COM LINE OF CREDIT AGREEMENT                                 Page 1


                       COMMERCIAL LINE OF CREDIT AGREEMENT

THIS LOAN AGREEMENT made this  10TH      day of  SEPTEMBER, 2002
                              ----------        ----------------

BETWEEN:

                    ABDUL-AZIZ  AKBERALI  KASSAMALI  VALLI  LADHA of 7797 Jensen
               Place, Burnaby, B.C. V5A 2A7

                                                 (the "Lender")

AND:

                    ABLEAUCTIONS.COM,  INC. a corporation incorporated under the laws of the State of Florida, USA and having a Canadian office at 1963 Lougheed Highway, Coquitlam, British Columbia

                                                              (the "Borrower")

WHEREAS:

A. The Borrower is a United States corporation extra-provincially incorporated in the Province of British Columbia;

B. The Lender has agreed to loan monies to the Borrower from time to time on a revolving line basis upon the terms and conditions set out below:

     Maximum Principal Amount:  $
                                 ----------------------------------------

     Interest Rate: Interest shall be payable at the rate specified from time to time within promissory notes signed by the borrower in respect of a particular advance of monies by the Lender.

The following are the terms and conditions of this Agreement:

1.   DEFINITIONS


     (1)  In this Agreement,

          (a) "Advance" means an extension of credit by the Lender to the Borrower under or in respect of this Agreement;

          (b)  "Charge" means any mortgage,  hypothec, charge, lien, encumbrance
               or
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 ABLEAUCTIONS.COM LINE OF CREDIT AGREEMENT                                Page 2


               other security interest;

2.   LINE OF CREDIT

     (1) Subject to the terms and conditions of this Agreement, the Lender agrees to advance funds under the line of credit up to the Maximum Principal Amount as requested by the Borrower from time to time provided that the Lender under no circumstances be obliged to make advances. All advances under the line of credit shall at all times be subject to the terms and conditions of this Agreement.


     (2) The obligation of the Borrower to repay the Lender shall not be affected in any way by reason of the aggregate of advances made to or for the Borrower under the line of credit exceeding the Maximum Principal Amount.

     (3) Advances under this Agreement may be drawn, repaid and redrawn from time to time, and may be made by the issue of a draft payable to the Borrower or to a third party designated by the Borrower.

3.   REPAYMENT

     (1) Advances may be made under this Line of Credit on a revolving basis, and all advances to the Borrower and all interests and costs shall be repayable upon demand by the Lender, but until such a demand is made, shall be paid as otherwise provided in this Agreement, any promissory note issued in respect of an advance or as directed by the Lender from time to time.

     (2) Where an advance of funds is made to or for the benefit of the Borrower under the terms of this Agreement, the following rules apply in the case of any such advance:

          (a) The Borrower shall pay the Lender interest on any amount advanced under this Line of Credit and upon all arrears of interest and costs and fees payable under this Agreement at the rate specified, that interest to be calculated not-in-advance and compounded monthly and payable on the amount outstanding from day to day both before and after default and judgment, until payment is made.

          (b) Interest shall be payable in monthly instalments, the first such instalment to be payable on the first day of the month next following the date on which the advance was made, with each subsequent instalment to be paid on the first day of each month thereafter.

          (c)  Interest  shall be payable by the  Borrower  for the day on which any
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ABLEAUCTIONS.COM LINE OF CREDIT AGREEMENT                                 Page 3


               advance is made but shall not be payable for the day on which repayment is made, if the Lender was notified of the intended repayment by 12:00 noon (Vancouver time) on the day prior to the day on which the repayment is made, provided the advance is in fact repaid by 3:00 p.m. on the day specified for repayment.

          (d) The Borrower shall repay the Lender the amounts advanced from time to time on demand, by the Lender, and where such a demand is made the payment shall include all interest owing up to the time when the repayment is made, but the Borrower may at any time repay to the Lender all or any part of the money advanced under the Line of Credit without notice, penalty or bonus.

4.   REPAYMENTS

     (1)  All payments received under this Agreement shall be applied,

          (a) first in accordance with the provisions of any security given in respect of the Loan, if any;

          (b) second, to the payment of any costs payable under this Agreement, or under any security agreement relating to this Agreement;

          (c) third, in successive order, to the payment of all compound interest and interest on the Loan;

          (d)  fourth, to the payment of the principal amount of the Loan.

     (2) The monthly payment made by the Borrower shall not be less than an amount sufficient to pay at least the interest costs chargeable.

5.   WARRANTIES OF THE BORROWER

     The Borrower expressly warrants as follows:

     (1) That it is duly incorporated and organized and is a subsisting corporation, and has all requisite powers, capacities, licences and permissions under its governing legislation and the other laws applicable to it, and under its articles of incorporation, by-laws and governing resolutions to,

          (a) own the assets which the Borrower has represented as belonging to the Borrower in any financial statement or representation made by the Borrower to the Lender,
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          (b)  carry on all activities in which the Borrower is engaged,

          (c) enter into, exercise its rights and perform and comply with its obligations under the Agreement,

                    and that all actions,  conditions and things have been done, taken or fulfilled with respect thereto, that are required by law, contract or otherwise.

     (2) The Borrower is not a party to any agreement under the terms of which the Borrower is prohibited or restricted from entering into any of the obligations assumed, liabilities imposed, or restrictions accepted by the Borrower under this Agreement.

     (3) No encumbrance exists on or over any of its assets or revenues or the assets or revenues of any of its subsidiaries, except as disclosed in writing to the Lender.

     (4) The financial statements provided to the Lender by the Borrower present fairly the financial position of the Borrower and the results of the Borrower's activities in accordance with generally accepted accounting principles applied on a consistent basis with that of the preceding year, or other relevant financial period, except for such changes or departures from such principles as are expressly identified by the auditors of the Borrower in their report on the financial statements, or are expressly noted in the notes to the financial statements, and there has been no material adverse change, since the date of the Borrower's most recently audited financial statements.

     (5) No litigation, arbitration or administrative proceeding is current or pending, so far as the Borrower is aware, in respect of the Borrower which appears reasonably likely to have a materially adverse effect on the Borrower.

     (6) No event of default has occurred since the date on which the Borrower applied for the loan, or appears reasonably likely to occur as of the date of this Agreement.

     (7) To the best of the Borrower's information and belief and after making diligent inquiries,

          (a) the information concerning the activities, affairs and financial and other conditions of the Borrower that are contained in all documents, memoranda, records, statements made, sent or given by the Borrower to the Lender during the course of the negotiation of this Agreement, its application for a credit facility of any kind with the Lender, or in connection with the renewal of this Agreement, and in its current regulatory filings, are true and accurate in all material respects; and
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          (b)  the Borrower is not aware of any material facts or  circumstances which have not been disclosed.

     (8) There are no outstanding judgments, writs of execution, work orders, injunctions, or administrative or regulatory directives against the Borrower or any of the Borrower's assets that might reasonably be seen to have a materially adverse impact upon the Borrower's prospects or condition or those assets.

6.   COVENANTS OF THE BORROWER

     (1) The Borrower covenants and agrees with the Lender that as long as the loan is outstanding, it shall:

          (a) pay all amounts owing (including interest, costs and other charges) under this Agreement and any loan or other credit facility agreement between the Borrower and the Lender;

          (b) refrain from and prevent waste from being committed on or against the Borrower's assets (reasonable wear and tear excepted), and maintain the assets in good order and repair;

          (c) observe all laws and conform to all valid requirements of any governmental authority with respect to all or any part of its activities ad assets, and all covenants, terms and contracts upon or under which any of the Borrower's assets are held, and all terms and conditions relating to any licence held by the Borrower and required in connection with the Borrower's activities;

          (d) notify the Lender of any change in the information contained in any loan application completed by the Borrower with respect to this loan;

          (e) not create or permit any mortgage, charge, lien or other security interest in any or all of its assets, unless, simultaneously with the grant of that security interest, provision is then made to secure the amounts owing under this Agreement equally and ratably with the indebtedness to which that security interest relates, but this clause shall not apply in the case of,

               (i) undetermined or inchoate liens or other charges that arise by operation of law and that are incidental to the construction of improvements to real property, the repair of personal property, or any part of the operations of the Borrower, provided that all payments by the Borrower or subsidiary, as the case may be, are being made when due and in accordance with applicable
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                    legislation; or

               (ii) security  interests  granted to secure the purchase price of the asset against which the security interest is granted.

7.   DEFAULT

     (1)  The following are acts or events of default:

          (a) where the Borrower defaults in the payment of any amount owed under a promissory note issued by the Borrower to the Lender, this Agreement or the performance of anything required to be done by this Agreement;

          (b) Where any formal or informal proceeding for the dissolution of, liquidation of, or winding up of, the affairs of the Borrower is instituted by or against the Borrower, or where a resolution is passed or any other act undertaken for the winding up of the Borrower;

          (c) where the Borrower defaults in payment of any indebtedness or liability to a bank or other lending institution, whether secured or not;

          (d) where the Borrower is adjudged bankrupt or becomes insolvent, or a petition in bankruptcy is filed against the Borrower, or where the Borrower makes an assignment for the general benefit of creditors, or where proceedings of any type are instituted in any jurisdiction in respect of the alleged insolvency or bankruptcy of the Borrower;

          (e) where any guarantor of the Borrower is adjudged bankrupt or becomes insolvent, or a petition in bankruptcy is filed against the guarantor, or where the guarantor makes an assignment for the general benefit of creditors, or where proceedings of any type are instituted in any jurisdiction in respect of the alleged insolvency or bankruptcy of the guarantor;

          (f) where any certificate, statement, representation, warranty or audit report made in connection with this Agreement or any agreement between the Borrower and the Lender as an inducement to the Lender to enter into a lending transaction, was false or misleading in any material respect at the time of its making or where any material fact which ought to have been disclosed in the certificate, statement, representation, warranty or audit report was not disclosed, or where the Borrower fails to inform the Lender forthwith of any such material fact.

8.   COST OF THE LENDER
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     (1)  The Borrower shall pay to the Lender  forthwith upon demand all costs, charges and expenses (including legal fees and disbursements on a solicitor-and-client basis) of or incurred by the Lender in connection with,

          (a) the preparation or execution of this Agreement or the perfection of any security interest given by the Borrower in respect of the loan;

          (b) the delivery of any notice or document required under the terms of this Agreement or by law; and

          (c) any cost incurred by the Lender in respect of the recovery of funds or enforcement of payment of any of the monies owing borrowed under this Agreement, including all costs, charges and expenses in connection with taking possession, protecting, preserving, collecting and realizing upon any part of the assets together with interest thereon at the rate provided in this Agreement from the date of incurring such costs, charges and expenses to the date of payment.

9.   FURTHER ASSURANCES

     (1) The Borrower shall draw, execute and deliver at its own expense, all such instruments and documents, and do all such acts and things as the Lender may from time to time reasonably consider necessary or advisable for the purpose of carrying out the intent and provisions of this Agreement.

10.  SECURITY

     (1)  All advances made under this Agreement shall be secured by:

          (a) promissory notes from time to time issued by the Borrower in favour of the Lender in a form satisfactory to the Lender; and

          (b) a General Security Agreement creating a fixed and floating charge over the assets and undertaking of the Borrower,

               and the Borrower shall not enter into any new borrowing with any creditor after the date of this Agreement which would afford that creditor priority over the claims of the Lender under this Agreement, or grant any creditor any new or further security in respect of any existing indebtedness, but nothing in this Agreement affects any security given by the Borrower prior to the date of this Agreement.

11.  TERM OF AGREEMENT

     (1)  The term of this  Agreement  shall be for five  years from the date of this
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          Agreement,  but that term shall be automatically  extended for further periods of one year, unless at least 30 days prior to an expiration date, a party this Agreement gives the other party written notice of the termination of this Agreement, and where any such notice is given all amounts advanced under this Agreement shall be due and payable on that expiration date or such later date as may be specified in the notice.

12.  COSTS AND EXPENSES

     (1) In addition to any interest payable under section 2, the Borrower agrees to pay to the Lender on demand all legal fees and other costs or expenses incurred in connection with or arising out of the operation of the revolving line of credit, and such expenses, fees or charges shall be charged to the Borrower whether or not this creates or increases any indebtedness or creates an overdraft with the Lender;




     (2) The Borrower shall remain liable to the Lender in respect of each amount charged under subsection (1) and promises to pay on demand all charges and legal expenses incurred by the Lender on behalf of the Borrower in connection with this Agreement, the line of credit or the enforcement or realization of any security, together with interest thereon at the current interest rate.

13.  ACCOUNT RECORDS

     (1) The records and books maintained by the Lender in the usual and ordinary course of its business that touch or concern the state of accounts between the parties hereto shall be PRIMA FACIE evidence of the true state of accounts between the parties for all purposes including litigation.

14.  NOTICE

     (1) Any notice, instruction or document required or permitted to be given or served by this Agreement or by law may be given personally or by telex or fax (where the intended recipient is equipped to receive such a form of telecommunication) or by prepaid courier or regular mail to the addresses of the parties as set out on the first page of this Agreement and either party may by notice given in accordance with this subsection change its address for the purposes of this subsection.

     (2) Any notice shall be deemed (in the absence of evidence of prior receipt to have been received by the intended recipient the same day if personally served, the next business day if sent by telex or fax, and on the fifth business day next following
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ABLEAUCTIONS.COM LINE OF CREDIT AGREEMENT                                 Page 9


          where sent by mail.

15.  AMENDMENTS

(1) This Agreement shall not be deemed to be or construed as having been amended as a result of any oral communication between the parties or as a result of any practice of the parties, but all amendments to this Agreement shall be in writing and shall be signed by both parties, provided that any such agreement may be executed in counterpart form.

16.  INTERPRETATION

     (1)  In this Agreement,

          (a) a word importing the masculine, feminine or neuter gender only includes members of the other genders;

          (b) a word defined in or importing the singular number has the same meaning when used in the plural number, and vice versa;

          (c) a reference to any Act, by-law, rule or regulation or to a provision thereof shall be deemed to include a reference to any Act, by-law, rule or regulation or provision enacted in substitution thereof or amendment thereof; (d) the headings to each section are inserted for convenience of reference only and do not form part of the Agreement;

          (e) all accounting terms have the same meaning as are applied to those terms by the Canadian Institute of Chartered Accountants.

     (2) Where in this Agreement more than one person or entity is named and signs as the Borrower, each such person or entity shall be jointly and severally liable to the Lender for all obligations, debts and liabilities incurred under this Agreement.

17.  RIGHTS AND OBLIGATIONS OF SUCCESSORS

     (1) The rights of the Borrower under this Agreement are specific to the Borrower and neither the benefits nor the obligations of the Borrower under this Agreement may be assigned.

     (2) All rights of the Lender under this Agreement shall enure to the benefit of its successors or assigns and all obligations of the Borrower shall bind the Borrower's heirs, executors and administrators and successors.
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18.  ACKNOWLEDGEMENT OF RECEIPT OF COPY OF AGREEMENT

     (1) The Borrower acknowledges the receipt of a true copy of this Agreement signed by the Borrower.

EXECUTED AND DELIVERED as of the date first above written.



ABLEAUCTIONS.COM, INC.


PER:
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ABDUL-AZIZ AKBERALI KASSAMALI VALLI LADHA